Statement of Additional Information Supplement -- June 13, 2002*

AXP(R) Cash Management Fund (Sept. 28, 2001) S-6320-20 X (9/01)

The table on page 4 under the "Investment Strategies and Types of Investments"
section is revised to include:
                                                     AXP Cash Management Fund
Investment strategies & types of investments:         Allowable for the Fund?
Funding Agreements                                             yes

The following is added to the "Investment Strategies" section:

Funding Agreements
The Fund may invest in funding agreements issued by domestic insurance companies. Funding agreements are short-term, privately placed, debt obligations of insurance companies that offer a fixed- or floating-rate of interest. These investments are not readily marketable and therefore are considered to be illiquid securities. (See also Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with funding agreements include: Credit Risk and Liquidity Risk.

S-6320-25 A (6/02)
* Valid until next Statement of Additional Information update.

Destroy Sept. 27, 2002